-------------------------------------------------------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                FORM 8-K/A NO. 1
                              --------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 30, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                      0-20047               23-2947217
           --------                      -------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                File Number)       Identification Number)


                           401 CITY AVENUE, SUITE 615
                              BALA CYNWYD, PA 19004
                           ---------------------------
                    (Address of principal executive offices)


                                 (610) 538-1800
                                 --------------
              (Registrant's telephone number, including area code)



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Item 7.           Financial Statements and Exhibits

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 1999, Corporate Office Properties Trust (the "Company") reported its acquisition of a newly-constructed office building located in Anne Arundel County, Maryland ("NBP 135") and its acquisition of three office buildings (the "Gateway Properties") and a contiguous parcel of developed land (the "Gateway Land") located in Columbia, Maryland. The Company is filing this amendment to the Current Report on Form 8-K to include the financial statements identified in this Item 7.


      (a)        Financial Statements of Businesses Acquired

            The financial statements of the Gateway Properties are included herein. See pages F-17 through F-21. Financial information is not available for NBP135 since this building was newly constructed and as a result has no operating history.


      (b)        Pro Forma Financial Information

            The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-16.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 3, 1999


                                        CORPORATE OFFICE PROPERTIES TRUST


                                        By:    /S/ RANDALL M. GRIFFIN
                                               ----------------------
                                        Name:  Randall M. Griffin
                                        Title:  President and
                                                 Chief Operating Officer


                                        By:    /S/ ROGER A. WAESCHE, JR.
                                               -------------------------
                                        Name:  Roger A. Waesche, Jr.
                                        Title:  Senior Vice President--Finance

                        CORPORATE OFFICE PROPERTIES TRUST
                          INDEX TO FINANCIAL STATEMENTS


I.   PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE COMPANY

          Pro Forma Condensed Consolidating Balance Sheet as of
          September 30, 1998 (unaudited)                                    F-5

          Pro Forma Condensed Consolidating Statement of Operations
          for the Year Ended December 31, 1997 (unaudited)                  F-6

          Pro Forma Condensed Consolidating Statement of Operations for
          the Nine Month Period Ended September 30, 1998 (unaudited)        F-7

          Notes and Management's Assumptions to Pro Forma Condensed
          Consolidating Financial Information                               F-8


II.  GATEWAY PROPERTIES

          Report of Independent Accountants                                F-17

          Combined Statement of Revenue and Certain Expenses
          for the Year Ended December 31, 1997                             F-18

          Notes to Combined Statement of Revenue and Certain Expenses      F-19

          Combined Statement of Revenue and Certain Expenses for
          the Nine Month Period Ended September 30, 1998 (unaudited)       F-21


                        CORPORATE OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

The following sets forth the unaudited pro forma condensed consolidating balance sheet of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership") as of September 30, 1998, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 1997 and the nine month period ended September 30, 1998, of the Company (as defined below). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

In October 1997, the Operating Partnership acquired partnership interests in a portfolio of ten properties (the "Initial Office Properties"), representing the Mid-Atlantic suburban office operations of The Shidler Group, subject to $100 million of indebtedness (the "Term Credit Facility"). At that time, the Company became the sole general partner of the Operating Partnership, which was formed to acquire and hold the Initial Office Properties. In connection with the acquisition of the Initial Office Properties, the Company issued 600,000 of its common shares of beneficial interest ("Common Shares") and the Operating Partnership issued (or committed to issue) 3,181,818 common partnership units ("Common Units") and 2.1 million preferred partnership units ("Preferred Units" or "Preferred 1997 Units").

The acquisition of the Initial Office Properties is reflected in the Company's historical consolidated balance sheet as of September 30, 1998, and is included in the pro forma condensed consolidating statements of operations as if it occurred on January 1, 1997.

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or September 30, 1998, for balance sheet purposes, and at January 1, 1997, for purposes of the statements of operations:

- The consummation of a public offering (the "Offering") on April 27, 1998, in which the Company issued 7,500,000 Common Shares at $10.50 per share and contributed all of the net proceeds to the Operating Partnership in exchange for 7,500,000 Common Units.

- The acquisition of nine multistory office buildings and three office/flex buildings (the "Airport Square Properties") on April 30, 1998.

- The acquisition of two office properties (the "Fairfield Properties") on May 28, 1998.

- The closing of a $100 million, two-year-senior revolving credit facility (the "Revolving Credit Facility") on May 28, 1998, and the borrowing of $23,750,000 under the Revolving Credit Facility to pay a portion of the consideration for the Fairfield Properties.

- The acquisition by the Company on September 28, 1998, from various parties (collectively, "Constellation") of interests in (i) 10 office and 2 retail properties (the "Constellation Properties"); (ii) a 75% ownership interest in a real estate management services entity; and (iii) certain equipment, furniture and other assets related to management operations ((ii) and (iii) collectively, the "Constellation Service Companies") for: (a) issuance by the Company of

      865,566 non-voting Series A Convertible Preferred Shares of Beneficial Interest, $0.01 par value, $25.00 liquidation preference ("Preferred Shares") and 6,182,634 Common Shares; (b) the assumption of debt aggregating $58,085,000 (net of $1,475,000 in debt repaid at settlement);
      (c) utilization of loan proceeds from the Revolving Credit Facility of $2,100,000, and (d) the payment of $2,485,000 in cash (including $1,475,000 of debt repaid at settlement). The foregoing is referred to herein as the "Constellation Transaction."

- The acquisition by the Company from Constellation of an interest in a newly-constructed office building (the "Woodlands One Property") on October 22, 1998, for: (a) issuance by the Company of 72,509 Preferred Shares and 517,923 Common Shares; (b) the assumption of debt aggregating $9,533,000; and (c) the payment of $1,144,000 in cash.

- The acquisition of an interest in an office property on October 13, 1998 (the "Riverwood Property"), for: (a) issuance by the Company of 148,381 Common Units; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $18,798,000.

- The closing of an $85,000,000, ten-year nonrecourse loan (the "TIAA Loan") on October 22, 1998, the borrowing of $76,200,000 under this loan on October 22, 1998, and the borrowing of $8,800,000 under this loan on December 30, 1998.

- The acquisition of six office buildings and two office/flex buildings on October 30, 1998, (the "Centerpoint Properties") for: (a) the payment of $700,000 in cash; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $31,000,000.

- The acquisition of interests in entities which own two office properties currently under construction from Constellation (the "Constellation Construction Properties") on November 13, 1998, for: (a) the assumption of debt aggregating $2,000,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200,000.

- The acquisition by the Company from Constellation of a newly-constructed office building ("NBP 135") (NBP 135, the Woodlands One Property and the Constellation Construction Properties are collectively referred to herein as the "Additional Constellation Properties") on December 30, 1998, for:
      (a) issuance by the Company of 46,233 Preferred Shares and 330,236 Common Shares; (b) the assumption of debt aggregating $7,125,000; and (c) the payment of $652,000 in cash.

- The acquisition of three office buildings (the "Gateway Properties") and a contiguous parcel of developed land (the "Gateway Land") (collectively, the "Gateway Acquisitions") on December 31, 1998, using loan proceeds from the Revolving Credit Facility of $19,100,000.

- The contribution by the Company of all the assets acquired in the Constellation Transaction, including the Woodlands One Property and NBP 135, to the Operating Partnership in exchange for 7,030,793 Common Units and 984,308 preferred partnership units ("Preferred Units" or "Preferred 1998 Units").


The accompanying pro forma condensed consolidating financial information does not include the effect of one retail property under contract to be acquired from Constellation, which was not consummated as of February 3, 1999.

This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies, the Centerpoint Properties and the Gateway Properties. In management's opinion, all adjustments necessary to reflect the effects of the consummated transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.

                        CORPORATE OFFICE PROPERTIES TRUST
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          Additional
                                              Historical     Riverwood   Constellation                  Retirement
                                             Consolidated    Property     Properties      TIAA Loan      of Debt
                                                 (A)            (B)            (C)           (D)           (E)

ASSETS
  Net investments in real estate              $ 434,833      $  20,356     $  37,528      $      --     $      --
  Cash and cash equivalents                       1,906             --        (1,796)        84,355       (82,339)
  Investment in unconsolidated
   Subsidiary, net                                2,313             --            --             --            --
  Other assets                                    8,932             --            --            645            --
                                              ---------      ---------     ---------      ---------     ---------
    Total assets                              $ 447,984      $  20,356     $  35,732      $  85,000     $ (82,339)
                                              ---------      ---------     ---------      ---------     ---------
                                              ---------      ---------     ---------      ---------     ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                      $ 205,338      $  18,798     $  23,858      $  85,000     $ (82,339)
  Other liabilities                               9,659             --            --             --            --
                                              ---------      ---------     ---------      ---------     ---------
    Total liabilities                           214,997         18,798        23,858         85,000       (82,339)
                                              ---------      ---------     ---------      ---------     ---------
Minority interests
  Preferred Units                                52,500             --            --             --            --
  Common Units                                   23,186          1,558            --             --            --
                                              ---------      ---------     ---------      ---------     ---------
    Total minority interests                     75,686          1,558            --             --            --
                                              ---------      ---------     ---------      ---------     ---------
Shareholders' equity
  Preferred shares of beneficial interest             9             --             2            --            --
  Common shares of beneficial interest              160             --             8            --            --
  Additional paid in capital                    163,918             --        11,864            --            --
  Accumulated deficit                            (6,786)            --           --             --            --
                                              ---------      ---------     ---------      ---------     ---------
    Total shareholders' equity                  157,301             --        11,874            --            --
                                              ---------      ---------     ---------      ---------     ---------
    Total liabilities and
     shareholders' equity                     $ 447,984      $  20,356     $  35,732      $  85,000     $ (82,339)
                                              ---------      ---------     ---------      ---------     ---------
                                              ---------      ---------     ---------      ---------     ---------



                                              Centerpoint     Gateway      Pro Forma
                                              Properties    Acquisitions   Adjustments     Pro Forma
                                                 (F)            (G)            (H)       Consolidated

ASSETS
  Net investments in real estate              $  31,700      $  19,100     $      --      $ 543,517
  Cash and cash equivalents                        (700)            --            --          1,426
  Investment in unconsolidated
   Subsidiary, net                                   --             --            --          2,313
  Other assets                                       --             --            --          9,577
                                              ---------      ---------     ---------      ---------
    Total assets                              $  31,000      $  19,100     $      --      $ 556,833
                                              ---------      ---------     ---------      ---------
                                              ---------      ---------     ---------      ---------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                      $  31,000      $  19,100     $      --      $ 300,755
  Other liabilities                                  --             --            --          9,659
                                              ---------      ---------     ---------      ---------
    Total liabilities                            31,000         19,100            --        310,414
                                              ---------      ---------     ---------      ---------
Minority interests
  Preferred Units                                    --             --            --         52,500
  Common Units                                       --             --            43         24,787
                                              ---------      ---------     ---------      ---------
    Total minority interests                         --             --            43         77,287
                                              ---------      ---------     ---------      ---------
Shareholders' equity
  Preferred shares of beneficial interest            --             --            --             11
  Common shares of beneficial interest               --             --            --            168
  Additional paid in capital                         --             --           (43)       175,739
  Accumulated deficit                                --             --            --         (6,786)
                                              ---------      ---------     ---------      ---------
    Total shareholders' equity                       --             --           (43)       169,132
                                              ---------      ---------     ---------      ---------
    Total liabilities and
     shareholders' equity                     $  31,000      $  19,100     $      --      $ 556,833
                                              ---------      ---------     ---------      ---------
                                              ---------      ---------     ---------      ---------


             See accompanying notes and management's assumptions to
                         pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                             Constellation
                                                            Initial Office,   Transaction
                                             Historical     Airport Square   and Additional
                                            Consolidated    and Fairfield    Constellation      Riverwood
                                                 (A)        Properties (B)   Properties (C)    Property (D)
REVENUES:
    Base rents                              $     6,122      $    23,129      $    14,756      $     1,912
    Tenant reimbursements and other                 496            2,815            2,308              702
                                            -----------      -----------      -----------      -----------
        Total revenues                            6,618           25,944           17,064            2,614
                                            -----------      -----------      -----------      -----------
EXPENSES:
    Property operating                              728            8,029            5,986              676
    General and administrative                      533              299              526               --
    Interest expense                              2,855            7,388               --               --
    Depreciation and amortization                 1,331            2,580               --               --
    Termination of Advisory Agreement             1,353               --               --               --
                                            -----------      -----------      -----------      -----------
        Total expenses                            6,800           18,296            6,512              676
                                            -----------      -----------      -----------      -----------
Equity in income (loss) of
  management company                                 --               --              (80)              --
                                            -----------      -----------      -----------      -----------
Income (loss) before minority interests            (182)           7,648           10,472            1,938
Minority interests
    Preferred Units                                (720)              --               --               --
    Common Units                                    (65)              --               --               --
                                            -----------      -----------      -----------      -----------
Net income (loss)                                  (967)           7,648           10,472            1,938

Preferred share distributions                        --               --               --               --
                                            -----------      -----------      -----------      -----------
Net income (loss) available to Common
Shareholders                                $      (967)     $     7,648      $    10,472      $     1,938
                                            -----------      -----------      -----------      -----------
                                            -----------      -----------      -----------      -----------
Net income (loss) per share:
  Basic and diluted                         $     (0.60)
                                            -----------
                                            -----------
Weighted average number of shares--
  Basic and diluted                           1,600,807
                                            -----------
                                            -----------


                                            Centerpoint          Gateway           Pro Forma             Pro Forma
                                           Properties (E)    Acquisitions (F)      Adjustments          Consolidated
REVENUES:
    Base rents                              $     3,897        $     2,173        $          --         $    51,989
    Tenant reimbursements and other                 624                501                  201 (G)           7,647
                                            -----------        -----------        -------------         -----------
        Total revenues                            4,521              2,674                  201              59,636
                                            -----------        -----------        -------------         -----------
EXPENSES:
    Property operating                            1,310                918                   --              17,647
    General and administrative                       --                 --                   --               1,358
    Interest expense                                 --                 --               10,844 (H)          21,087
    Depreciation and amortization                    --                 --                7,475 (I)          11,386
    Termination of Advisory Agreement                --                 --               (1,353)(J)              --
                                            -----------        -----------        -------------         -----------
        Total expenses                            1,310                918               16,966              51,478
                                            -----------        -----------        -------------         -----------
Equity in income (loss) of
  management company                                 --                 --                   --                 (80)
                                            -----------        -----------        -------------         -----------
Income (loss) before minority interests           3,211              1,756              (16,765)              8,078
Minority interests
    Preferred Units                                  --                 --               (2,692)(K)          (3,412)
    Common Units                                     --                 --                 (385)(K)            (450)
                                            -----------        -----------        -------------         -----------
Net income (loss)                                 3,211              1,756              (19,842)              4,216

Preferred share distributions                        --                 --               (1,353)(K)          (1,353)
                                            -----------        -----------        -------------         -----------
Net income (loss) available to Common
 Shareholders                               $     3,211        $     1,756        $     (21,195)        $     2,863
                                            -----------        -----------        -------------         -----------
                                            -----------        -----------        -------------         -----------
Net income (loss) per share:
  Basic and diluted
                                                                                                        $      0.17
                                                                                                        -----------
                                                                                                        -----------
Weighted average number of shares--
  Basic and diluted                                                                                      16,796,876
                                                                                                        -----------
                                                                                                        -----------



             See accompanying notes and management's assumptions to
                         pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                          Constellation
                                                       Initial Office,   Transaction and
                                         Historical     Airport Square     Additional
                                        Consolidated    and Fairfield     Constellation      Riverwood
                                             (A)        Properties (B)    Properties (C)    Property (D)
                                        -----------    ---------------   ---------------    -----------
REVENUES:
    Base rents                          $    20,539      $     4,984       $    11,706      $     1,451
    Tenant reimbursements and other           2,640              220             1,535              536
                                        -----------      -----------       -----------      -----------
        Total revenues                       23,179            5,204            13,241            1,987
                                        -----------      -----------       -----------      -----------
EXPENSES:
    Property operating                        5,001            1,545             5,228              506
    General and administrative                1,055               46                --               --
    Interest expense                          7,424               --                --               --
    Depreciation and amortization             4,038               --                --               --
    Reformation costs                           637               --                --               --
                                        -----------      -----------       -----------      -----------
        Total expenses                       18,155            1,591             5,228              506
                                        -----------      -----------       -----------      -----------
Equity in income (loss) of
  management company                             17               --              (293)              --
                                        -----------      -----------       -----------      -----------
Income (loss) before minority
  interests                                   5,041            3,613             7,720            1,481
Minority interests
    Preferred Units                          (2,559)              --                --               --
    Common Units                               (713)              --                --               --
                                        -----------      -----------       -----------      -----------
Net income (loss)                             1,769            3,613             7,720            1,481
Preferred share distributions                   (10)              --                --               --
                                        -----------      -----------       -----------      -----------
Net income (loss) available
 to Common Shareholders                 $     1,759      $     3,613       $     7,720      $     1,481
                                        -----------      -----------       -----------      -----------
                                        -----------      -----------       -----------      -----------
Net income per share:
  Basic and diluted                     $      0.26
                                        -----------
                                        -----------
Weighted average number of shares:
  Basic                                   6,651,533
                                        -----------
                                        -----------
Weighted average number of shares:
  Diluted                                 6,737,907
                                        -----------
                                        -----------



                                         Centerpoint         Gateway         Pro Forma            Pro Forma
                                        Properties (E)    Acquisitions(F)   Adjustments         Consolidated

REVENUES:
    Base rents                          $     2,873       $     1,779       $         --        $    43,332
    Tenant reimbursements and other             551               410                150 (G)          6,042
                                        -----------       -----------       ------------        -----------
        Total revenues                        3,424             2,189                150             49,374
                                        -----------       -----------       ------------        -----------
EXPENSES:
    Property operating                        1,038               672                 --             13,990
    General and administrative                   --                --                 --              1,101
    Interest expense                             --                --              8,266 (H)         15,690
    Depreciation and amortization                --                --              4,540 (I)          8,578
    Reformation costs                            --                --               (637)(J)             --
                                        -----------       -----------       ------------        -----------
        Total expenses                        1,038               672             12,169             39,359
                                        -----------       -----------       ------------        -----------
Equity in income (loss) of
  management company                             --                --                 --               (276)
                                        -----------       -----------       ------------        -----------
Income (loss) before minority
  interests                                   2,386             1,517            (12,019)             9,739
Minority interests
    Preferred Units                              --                --                 -- (K)         (2,559)
    Common Units                                 --                --               (179)(K)           (892)
                                        -----------       -----------       ------------        -----------
Net income (loss)                             2,386             1,517            (12,198)             6,288

Preferred share distributions                    --                --             (1,005)(K)         (1,015)
                                        -----------       -----------       ------------        -----------
Net income (loss) available
 to Common Shareholders                 $     2,386       $     1,517       $    (13,203)       $     5,273
                                        -----------       -----------       ------------        -----------
                                        -----------       -----------       ------------        -----------
Net income per share:
  Basic and diluted                                                                             $      0.31
                                                                                                -----------
                                                                                                -----------
Weighted average number of shares:
  Basic                                                                                          16,801,198
                                                                                                -----------
                                                                                                -----------
Weighted average number of shares:
  Diluted                                                                                        16,887,572
                                                                                                -----------
                                                                                                -----------



             See accompanying notes and management's assumptions to
                         pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.    BASIS OF PRESENTATION:

Corporate Office Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 1998, the Company's portfolio included 43 commercial real estate properties leased for office and retail purposes.

These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies, the Centerpoint Properties and the Gateway Properties. In management's opinion, all adjustments necessary to reflect the effects of the Offering, the acquisitions of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies, the Additional Constellation Properties, the Centerpoint Properties, the Gateway Properties and the closings of the Revolving Credit Facility and the TIAA Loan and utilization of the proceeds thereof by the Company have been made.


2.    ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:


(A) Reflects the historical consolidated balance sheet of the Company as of September 30, 1998.

(B) Reflects the contribution of the Riverwood Property from an unrelated party in exchange for: (i) issuance of 148,381 Common Units at a value of $10.50 per unit ($1,558); and (ii) the utilization of loan proceeds from the Revolving Credit Facility of $18,798, including payment of $348 of costs associated with the acquisition.

(C) Reflects the effects of the combined acquisition of the Additional Constellation Properties as of September 30, 1998.

                                                                                                 Additional
                                                              Constellation                     Constellation
                                            Woodlands One     Construction                        Properties
                                            Properties (i)   Properties (ii)   NBP 135 (iii)       Combined
ASSETS
  Net investments in real estate              $ 17,928          $  7,200         $ 12,400          $ 37,528
  Cash and cash equivalents                     (1,144)               --             (652)           (1,796)
                                              --------          --------         --------          --------
    Total assets                              $ 16,784          $  7,200         $ 11,748          $ 35,732
                                              --------          --------         --------          --------
                                              --------          --------         --------          --------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Mortgage loans payable                      $  9,533          $  7,200         $  7,125          $ 23,858
  Other liabilities                                 --                --               --                --
                                              --------          --------         --------          --------
    Total liabilities                            9,533             7,200            7,125            23,858
                                              --------          --------         --------          --------
Shareholders' equity
  Preferred shares of beneficial interest            1                --                1                 2
  Common shares of beneficial interest               5                --                3                 8
  Additional paid in capital                     7,245                --            4,619            11,864
  Accumulated deficit                               --                --               --                --
                                              --------          --------         --------          --------
    Total shareholders' equity                   7,251                --            4,623            11,874
                                              --------          --------         --------          --------
    Total liabilities and
      shareholders' equity                    $ 16,784          $  7,200         $ 11,748          $ 35,732
                                              --------          --------         --------          --------
                                              --------          --------         --------          --------

      (i) Reflects the acquisition of the Woodlands One Property from Constellation in exchange for: (a) issuance of 72,509 Preferred Shares at a value equal to a liquidation preference of $25.00 per share ($1,813); (b) issuance of 517,923 Common Shares at a value of $10.50 per share ($5,438); (c) assumption of debt aggregating $9,533; and (d) utilization of cash reserves of $1,144, including payment of $328 of costs associated with the acquisition.

      (ii) Reflects the acquisition of the Constellation Construction Properties from Constellation in exchange for: (a) the assumption of debt aggregating $2,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200.

      (iii) Reflects the acquisition of NBP 135 from Constellation in exchange for: (a) issuance of 46,233 Preferred Shares at a value equal to a liquidation preference of $25.00 per share ($1,156); (b) issuance of 330,236 Common Shares at a value of $10.50 per share ($3,467); (c) assumption of debt aggregating $7,125; and (d) utilization of cash reserves of $652, including payment of $250 of costs associated with the acquisition.

(D) Reflects the proceeds of the two disbursements under the TIAA Loan aggregating $85,000, net of associated costs of $645.

(E) Reflects the application of the net proceeds of the TIAA Loan where debt was retired of: (i) $27,181 assumed in connection with the Constellation Transaction; (ii) $9,533 assumed in connection with the Woodlands One Property; (iii) $38,500 of the balance of the Revolving Credit Facility; and (iv) $7,125 assumed in connection with NBP 135.

(F)   Reflects the acquisition of the Centerpoint Properties in exchange for:
      (a) the utilization of loan proceeds from the Revolving Credit Facility of $31,000; and (b) the utilization of cash reserves of $700.

(G) Reflects the acquisition of the Gateway Acquisitions from an unrelated party in exchange for the utilization of loan proceeds from the Revolving Credit Facility of $19,100, including payment of $250 of costs associated with the acquisition.

(H) Reflects the adjustment to minority interests as a result of the transactions in connection with the Constellation Transaction, the Woodlands One Property, the Riverwood Property and NBP 135. After the closings, the Company holds a total of 15,130,793 Common Units or an 84.7% interest in the Operating Partnership.


                              COMPANY     OPERATING PARTNERSHIP     CONSOLIDATED
                              -------     ---------------------     ------------
Minority interests
  Common Units               $     --     $   24,787     15.3%       $   24,787
Shareholders' equity (1)
  Common Shares                 7,303        137,221     84.7%          144,524
                             --------     ----------    -----        ----------
                             $  7,303     $  162,008    100.0%       $  169,311
                             --------     ----------    -----        ----------
                             --------     ----------    -----        ----------


      (1)   Excluding $24,608 related to the Company's Preferred Shares

3.    ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS:

(A)   Reflects the historical consolidated operations of the Company.

(B) Reflects the effects of the combined historical operations of the Initial Office Properties, the Airport Square Properties and the Fairfield Properties which were acquired on October 14, 1997, April 30, 1998 and May 28, 1998, respectively.


FOR THE YEAR ENDED DECEMBER 31, 1997

                                        Initial       Airport
                                         Office        Square      Fairfield
                                       Properties    Properties    Properties
                                        through       Through       through
                                        10/13/97      12/31/97      12/31/97      Combined
REVENUES
    Base rents                          $12,216       $ 8,524       $ 2,389       $23,129
    Tenant reimbursements and other       1,282           295         1,238         2,815
                                        -------       -------       -------       -------
              TOTAL REVENUES             13,498         8,819         3,627        25,944
                                        -------       -------       -------       -------
EXPENSES
    Property operating                    2,731         3,367         1,931         8,029
    General and administrative              174            41            84           299
    Interest expense                      7,388            --            --         7,388
    Depreciation and amortization         2,580            --            --         2,580
                                        -------       -------       -------       -------
              TOTAL EXPENSES             12,873         3,408         2,015        18,296
                                        -------       -------       -------       -------

INCOME BEFORE MINORITY INTERESTS        $   625       $ 5,411       $ 1,612       $ 7,648
                                        -------       -------       -------       -------
                                        -------       -------       -------       -------


FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


                                                                           Fairfield
                                                        Airport Square    Properties
                                        Initial Office    Properties      Historical
                                          Properties      Historical       through
                                          Historical    through 4/29/98    5/27/98      Combined
REVENUES
  Base rents                              $        --     $     3,371     $    1,613   $    4,984
  Tenant reimbursements and other                  --              90            130          220
                                          -----------     -----------     ----------   ----------
    TOTAL REVENUES                                 --           3,461          1,743        5,204
                                          -----------     -----------     ----------   ----------
EXPENSES
  Property operating                               --           1,073            472        1,545
  General and administrative                       --               8             38           46
  Interest expense                                 --              --             --           --
  Depreciation and amortization                    --              --             --           --
                                          -----------     -----------     ----------   ----------
    TOTAL EXPENSES                                 --           1,081            510        1,591
                                          -----------     -----------     ----------   ----------

INCOME BEFORE MINORITY INTERESTS          $        --     $     2,380     $    1,233   $    3,613
                                          -----------     -----------     ----------   ----------
                                          -----------     -----------     ----------   ----------



(C) Reflects the effects of the adjusted combined historical operations of the Constellation Properties and the Constellation Service Companies acquired on September 28, 1998. Historical operations for the Additional Constellation Properties are not reflected as those properties were not operational as of September 30, 1998.


FOR THE YEAR ENDED DECEMBER 31, 1997


                                                         Constellation
                                         Constellation      Service            Pro Forma
                                          Properties       Companies         Constellation
                                          Historical       Historical         Adjustments          Combined
REVENUES
  Base rents                              $    14,756      $         --      $       --          $   14,756
  Tenant reimbursements and other               2,308            11,226         (11,226)(i)           2,308
                                          -----------      ------------      ----------          ----------
    TOTAL REVENUES                             17,064            11,226         (11,226)             17,064
                                          -----------      ------------      ----------          ----------
EXPENSES
  Property operating                            5,986                --              --               5,986
  General and administrative                      526            10,242         (10,242)(ii)            526
  Interest expense                                 --                18             (18)(iii)            --
  Depreciation and amortization                    --               225            (225)(iv)             --
                                          -----------      ------------      ----------          ----------
    TOTAL EXPENSES                              6,512            10,485         (10,485)              6,512
                                          -----------      ------------      ----------          ----------
Equity in income (loss) of
  management company                               --                --             (80)(v)            (80)
                                          -----------      ------------      ----------          ----------
Income (loss) before income taxes and
 minority interests                       $    10,552      $        741      $     (821)         $   10,472
                                          -----------      ------------      ----------          ----------
                                          -----------      ------------      ----------          ----------


FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998


                                                                   Constellation
                                                  Constellation       Service
                                                   Properties        Companies
                                                   Historical        Historical        Pro Forma
                                                     through          Through        Constellation
                                                     9/27/98          9/27/98         Adjustments           Combined
REVENUES
  Base rents                                       $    11,706      $         --     $        --           $   11,706
  Tenant reimbursements and other                        1,535             9,111          (9,111) (i)           1,535
                                                   -----------      -------------     ----------           ----------
    TOTAL REVENUES                                      13,241             9,111          (9,111)              13,241
                                                   -----------      -------------     ----------           ----------
EXPENSES
  Property operating                                     5,228                --               --               5,228
  General and administrative                                --             8,765          (8,765) (ii)             --
  Interest expense                                          --                10             (10) (iii)            --
  Depreciation and amortization                             --               235            (235) (iv)             --
                                                   -----------      -------------     ----------           ----------
    TOTAL EXPENSES                                       5,228             9,010          (9,010)               5,228
                                                   -----------      -------------     ----------           ----------
Equity in income (loss)
  of management company                                     --                --            (293) (v)            (293)
                                                   -----------      -------------     ----------           ----------
Income (loss) before income taxes
  and minority interests                           $     8,013      $         101     $     (394)          $    7,720
                                                   -----------      -------------     ----------           ----------
                                                   -----------      -------------     ----------           ----------



                                                                                 FOR THE NINE
                                                                 FOR THE YEAR    MONTH PERIOD
                                                                    ENDED           ENDED
                                                                 DECEMBER 31,    SEPTEMBER 30,
                                                                     1997            1998
                                                                 ------------    -------------
     (i)   Reflects the reclassification of Constellation
           Service Companies' historical revenue to equity in
           income (loss) of management company.                  $    (11,226)   $    (9,111)
                                                                 ------------    -----------
                                                                 ------------    -----------

     (ii)  Reflects the reclassification of Constellation
           Service Companies' historical operating expenses
           to equity in income (loss) of management company.     $    (10,242)   $    (8,765)
                                                                 ------------    -----------
                                                                 ------------    -----------
     (iii) Reflects the reclassification of Constellation
           Service Companies' historical interest expense to
           equity in income (loss) of management company.        $        (18)   $       (10)
                                                                 ------------    -----------
                                                                 ------------    -----------
     (iv)  Reflects the reclassification of Constellation
           Service Companies' historical depreciation and
           amortization to equity in income (loss) of
           management company.                                   $       (225)   $      (235)
                                                                 ------------    -----------
                                                                 ------------    -----------



                                                                                  FOR THE NINE
                                                                    FOR THE YEAR  MONTH PERIOD
                                                                       ENDED         ENDED
                                                                    DECEMBER 31,  SEPTEMBER 30,
                                                                       1997          1998
                                                                     --------       -------
      (v)   Reflects the net change in equity in income (loss) of
            management company as follows:

            - Reclassification of Constellation Service
              Companies' historical income and expenses              $    741       $   101

            - Elimination of construction contract revenue
              earned by Constellation Service Companies in
              connection with operations that are not expected
              to have a continuing impact on the Company               (4,122)       (3,084)
            - Elimination of construction contract costs
              incurred by Constellation Service Companies in
              connection with operations that are not expected
              to have a continuing impact on the Company                3,768         2,997
            - Addition of net overhead costs not included in
              historical costs and expected to have a continuing
              impact on the Company                                      (122)         (255)
            - Addition of interest expense on indebtedness
              issued by an affiliate of the management company
              to the Company at a rate of 10.0% per annum                (201)         (150)
            - Depreciation expense on personal property of $583
              over a 5-year useful life                                  (116)          (87)
            - Adjustment to Constellation Service Companies'
              historical depreciation and amortization                    122           131
            - To reflect income tax benefit at an assumed rate
              of 40%                                                       19           176
            - To reflect minority interest in management company         (116)          (82)
            - To reflect adjustment for purchase price of
              management company to pro forma net income over 20
              years                                                       (53)          (40)
                                                                     --------       -------
                                                                     $    (80)      $  (293)
                                                                     --------       -------
                                                                     --------       -------



(D) Reflects the effects of the historical operations of the Riverwood Property acquired on October 13, 1998.

(E) Reflects the effects of the historical operations of the Centerpoint Properties acquired on October 30, 1998.

(F) Reflects the effects of the historical operations of the Gateway Acquisitions acquired on December 31, 1998.

(G) Reflects interest income on the Company's $2,005 note receivable from an affiliate of the management company at a rate of 10.0% per annum.

(H) Represents net additional pro forma interest expense as a result of borrowings under the Term Credit Facility, the Revolving Credit Facility, the debt assumed in connection with the Fairfield Properties, the debt assumed in connection with the Constellation Transaction, including the Additional Constellation Properties, and the TIAA Loan.


                                                                              FOR THE NINE
                                                               FOR THE YEAR   MONTH PERIOD
                                                                  ENDED          ENDED
               ADJUSTMENT TO INTEREST EXPENSE, NET OF          DECEMBER 31,   SEPTEMBER 30,
              RELATED HISTORICAL AMOUNTS, AS A RESULT OF:         1997           1998
              -------------------------------------------       --------        -------
            Term Credit Facility, which debt bears interest
            at 7.5% per annum.                                   $ (1,511)     $    --

            Revolving Credit Facility based upon a pro forma
            balance of $62,300, bearing interest at LIBOR
            plus 175 basis points, assuming a LIBOR rate of
            4.97219% per annum, net of capitalized interest
            on Constellation Construction Properties and
            Gateway Land.                                           3,721        2,188

            Revolving Credit Facility based upon a pro forma
            unused balance of $37,700, which unused balance
            is subject to a fee of 25 basis points per annum.          94            7

            Debt assumed in connection with the acquisition
            of the Fairfield Properties, which debt bears
            interest at a rate of 8.29% per annum. Such debt
            is amortized in accordance with the loan terms.           530          207

            Debt assumed in connection with the
            Constellation Transaction, based upon a pro
            forma aggregate balance of $30,904, which debt
            bears interest at average effective rate of
            7.39% per annum, assuming a LIBOR rate of
            4.97219% per annum and a Prime rate of 7.75% per
            annum. Such debt is amortized in accordance with
            each loan's respective terms.                           2,254        1,575

            Debt assumed in connection with the acquisition
            of the Constellation Construction Properties,
            bearing interest at a rate of 8.00%, all of
            which is capitalized to construction costs, and
            providing for no principal amortization.                   --           --

            TIAA Loan based upon a pro forma balance of
            $85,000, amortized in accordance with the loan
            terms, and which debt bears interest at 6.89%
            per annum.                                              5,756        4,289
                                                                 --------      -------
                                                                 $ 10,844      $ 8,266
                                                                 --------      -------
                                                                 --------      -------


(I) Pro forma depreciation expense is reflected assuming an 80% building and 20% land allocation of the purchase price and capitalized costs over a useful life of 40 years. Pro forma amortization expense is reflected assuming pro forma deferred financing fees are amortized over the life of the related loan.


                                                                                     FOR THE NINE
                                                                     FOR THE YEAR    MONTH PERIOD
                  ADJUSTMENT TO DEPRECIATION AND                         ENDED          ENDED
                  AMORTIZATION EXPENSE, NET OF RELATED                DECEMBER 31,   SEPTEMBER 30,
                  HISTORICAL AMOUNTS, AS A RESULT OF:                    1997            1998
                  -----------------------------------                   -------        -------
          DEPRECIATION EXPENSE:
            Initial Office Properties                                   $   548        $    --
            Airport Square Properties                                     1,452            462
            Fairfield Properties                                            588            245
            Constellation Transaction, including the Additional
            Constellation Properties                                      3,541          2,654
            Riverwood Property                                              408            306
            Centerpoint Properties                                          634            476
            Gateway Acquisition Properties                                  347            260

          AMORTIZATION OF DEFERRED FINANCING FEES RELATED TO:
            Term Credit Facility in connection with Initial Office
            Properties                                                     (323)            --
            Revolving Credit Facility                                       209             87
            Assumed debt in connection with Fairfield Properties             10              3
            TIAA Loan                                                        61             47
                                                                        -------        -------
                                                                        $ 7,475        $ 4,540
                                                                        -------        -------
                                                                        -------        -------



(J) Costs relating to termination of the advisory agreement and the reformation of the Company aggregating $1,353 and $637 for the year ended December 31, 1997, and the nine month period ended September 30, 1998, respectively, have been excluded since such costs are not expected to have a continuing impact on the Company.

(K) Reflects the effects of contribution of the net assets received from the Offering, the Constellation Transaction, including the Additional Constellation Properties, and the Riverwood Property to the Operating Partnership in exchange for (i) 7,500,000 Common Units as a result of the Offering; (ii) 984,308 Preferred 1998 Units and 7,030,793 Common Units as a result of the Constellation Transaction, including the Additional Constellation Properties; (iii) 148,381 Common Units as a result of the Riverwood Property; and (iv) one Common Unit as a result of the Gateway Acquisitions.

The following table presents the calculation of the post closing percentage ownership of Common Units in the Operating Partnership (i.e. not including Preferred Units):


                                                   Company          Others          Total
                                                  ----------       ---------      ----------
          Common Units - pre closing                 600,000       2,581,818       3,181,818
          Offering                                 7,500,000              --       7,500,000
          Constellation Transaction,
           including the Additional
           Constellation Properties                7,030,793              --       7,030,793
          Riverwood Property                              --         148,381         148,381
          Gateway Acquisitions                            --               1               1
                                                  ----------       ---------      ----------
          Common Units - post closing             15,130,793       2,730,200      17,860,993
                                                  ----------       ---------      ----------
                                                  ----------       ---------      ----------
          Percentage ownership                          84.7%           15.3%          100.0%
                                                  ----------       ---------      ----------
                                                  ----------       ---------      ----------


          Minority interest in income (loss) has been reflected, on a pro forma basis, in accordance with the Operating Partnership Agreement. The holders of Preferred Units are allocated income up to 6.5% (Preferred 1997 Units) or 5.5% (Preferred 1998 Units) of their investment on a PARI PASSU basis with remaining income, if any, or loss allocated between the Company (84.7%) and the remaining partners (15.3%). The adjustments to record the income (loss) effect of the minority interest share of income (loss) in the pro forma statements of operations were computed as follows:


                                                                                FOR THE NINE
                                                               FOR THE YEAR     MONTH PERIOD
                                                                   ENDED           ENDED
                                                                DECEMBER 31,    SEPTEMBER 30,
                                                                   1997            1998
                                                                  -------         -------
          Income before minority interests                        $ 8,078         $ 9,739
          Less: income from the retail properties directly
                 owned by the Company                                (368)           (333)
                                                                  -------         -------
          Income before minority interest
                 - Operating Partnership                            7,710           9,406
          Less: Preferred 1997 Unitholders
                 - $52,500 @ 6.5%                                  (3,412)         (2,559)
          Less: Preferred 1998 Unitholders/Shareholders
                 - $24,608 @ 5.5%                                  (1,353)         (1,015)
                                                                  -------         -------
          Remaining Operating Partnership allocation                2,945           5,832
          Less: Pro forma minority share
                 - Common Units (15.3%)                              (450)           (892)
                                                                  -------         -------
          Remaining Operating Partnership allocation
            (84.7%)                                                 2,495           4,940
          Add back: income from retail properties directly
            owned by the Company                                      368             333
                                                                  -------         -------
          Net income allocated to Common Shareholders             $ 2,863         $ 5,273
                                                                  -------         -------
                                                                  -------         -------

                        REPORT OF INDEPENDENT ACCOUNTANTS

                                     -------



January 18, 1999

To Corporate Office Properties Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Gateway Properties (the "Properties") as described in Note 1 for the year ended December 31, 1997. This historical statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in Note 2 of the Gateway Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



/s/  PricewaterhouseCoopers LLP

                               GATEWAY PROPERTIES
              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                          for the year ended December
                                    31, 1997

                                    -------

Revenue:
  Base rents                                                         $2,173,396
  Tenant reimbursements                                                 453,673
  Miscellaneous income                                                   23,616
  Interest income                                                        23,732
                                                                     ----------
    Total revenue                                                     2,674,417
                                                                     ----------
Certain expenses:
  Property operating                                                    596,305
  Repairs and maintenance                                               321,552
                                                                     ----------
    Total certain expenses                                              917,857
                                                                     ----------
Revenue in excess of certain expenses                                $1,756,560
                                                                     ----------
                                                                     ----------


                               GATEWAY PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                    -------

1.    BUSINESS:

      The accompanying combined statement of revenue and certain expenses relates to the operation of Gateway Properties (the "Properties"), consisting of the revenues and certain expenses of three buildings located at 6716, 6740 and 6760 Alexander Graham Bell Drive, which contains 149,394 total square feet.


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      BASIS OF PRESENTATION:

      The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest expense and ground rent, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Properties, have been excluded.

      REVENUE AND EXPENSE RECOGNITION:

      Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.

      USE OF ESTIMATES:

      The preparation of this historical statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      MAJOR TENANT:

      During 1997, the Properties' rental revenue included rental income from three major tenants that comprised approximately 55% of total combined rental revenue.

                               GATEWAY PROPERTIES
     NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES, Continued

                                     -------


3.    RENTALS:

      The Properties have entered into non-cancelable tenant leases, with expiration dates ranging from 1998 to 2002, that provide for the tenants to share in the operating and real estate taxes on a prorata basis, as defined in the leases. Future minimum rentals to be received under these tenant leases are as follows:


           1998                             $1,855,092
           1999                              1,278,288
           2000                                868,748
           2001                                559,305
           2002                                615,252
                                            ----------

                                            $5,176,685
                                            ----------
                                            ----------


                               GATEWAY PROPERTIES
  COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES for the nine month period ended September 30, 1998

                                    -------
                                  (unaudited)

Revenue:
  Base rents                                                         $1,779,381
  Tenant reimbursements                                                 370,106
  Miscellaneous income                                                   24,117
  Interest income                                                        15,476
                                                                     ----------
    Total revenue                                                     2,189,080
                                                                     ----------
Certain expenses:
  Property operating                                                    442,947
  Repairs and maintenance                                               229,094
                                                                     ----------
    Total certain expenses                                              672,041
                                                                     ----------
Revenue in excess of certain expenses                                $1,517,039
                                                                     ----------
                                                                     ----------